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THIS SUPPLEMENTAL SUBLEASE AGREEMENT (NO 2) is made as of the 12 day of November 2012

BETWEEN:-

(1) AGILENT TECHNOLOGIES SINGAPORE PTE LTD, a company organized under the laws of Singapore and having its business address at No.1 Yishun Avenue 7, Singapore 768923 (“Landlord”);

AND

(2) AVAGO TECHNOLOGIES MANUFACTURING (SINGAPORE) PTE LTD, a company organized under the laws of Singapore and having its registered address at No.1 Yishun Avenue 7, Singapore 768923 (“Tenant”);

WHEREAS:-

(A) This Supplemental Sublease Agreement (No 2) is made supplemental to a Sublease Agreement dated 12 December 2009 made between the Landlord and the Tenant, as amended and varied by Supplemental Sublease Agreement (No 1) dated 8 February
2010 (collectively the “Sublease Agreement”).

(B) By the Sublease Agreement, the Landlord has agreed to sublet to the Tenant certain premises, deemed to contain 116,482.20 net lettable square feet or 10,821.46 net lettable square meters of floor area located at certain portions of the premises, commonly known as No. 1 Yishun Avenue 7, Singapore 768923 as are more particularly described in the Sublease Agreement (the “Premises”).

(C) The Tenant is desirous of surrendering certain parts of the Premises comprising the Vacated Area (as such term is defined below) prior to the termination or expiry of the term granted under the Sublease Agreement with effect from the Surrender Date (as such term is defined below) and upon the Tenant’s request the Landlord has agreed to accept such surrender and release Tenant from its rental payment obligations for the Vacated Area subject to the terms and conditions hereinafter contained.

WHEREBY in consideration of the mutual agreements and obligations contained in this
Supplemental Agreement, the parties hereby agree as follows:-

1.     INTERPRETATION

(i) In this Supplemental Agreement, unless the subject or context otherwise requires, the following terms and expressions shall have the following meanings respectively ascribed to them:

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

“Surrender Date” means the 30th day of November 2012 or such other date as may be agreed to in writing between the parties;

“Vacated Area” means the following part(s) of the Premises, deemed to contain 15,037.31 net lettable square feet or 1,397 net lettable square meters as shown in the plans in the Site Map appended as Exhibit A-1 to the Sublease Agreement:

Building	Storey	Units	Area (sm)	Area (sf)	Subtotal (sf)
2	1	NA	1,266	13,627.22
2	Basement	NA	97	1,044.11
1	2	NA	34	365.98
Total Surrendered Net Lettable Area			1,397	15,037.31	15,037.31

(ii) All terms and references used in the Sublease Agreement and which are defined or construed in the Sublease Agreement but are not defined or construed in this Supplemental Agreement shall have the same meaning and construction in this Supplemental Agreement.

(iii) The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. References to Exhibit and Clauses are to be construed as references to the exhibit to and clauses of this Supplemental Agreement.

2.     SURRENDER OF THE VACATED AREA AND ANCILLARY MATTERS

(i) The Tenant shall surrender, assign, yield up and release to the Landlord all its estate, interest and rights in the Vacated Area on or before the Surrender Date, subject always to the parties obtaining all relevant consents on or before the Surrender Date.

(ii) On the Surrender Date, the Tenant shall yield up and surrender the Vacated Area in full compliance with section 17.5 of the Sublease Agreement and the provisions of section 17.5 shall be read and construed with the necessar y modifications in respect of the surrender of the Vacated Area only pursuant to this Supplemental Agreement and as if all references to “the Premises” were references to “the Vacated Area”.

(iii) To the extent applicable, the Tenant shall comply fully with the provisions of section 16 (Waste Disposal and Hazardous Substances) of the Sublease Agreement in respect of the surrender of the Vacated Area and in particular, the provisions of section 16.4 and the provisions of section 16.4 shall be read and construed with the necessary

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

modifications in respect of the surrender of the Vacated Area only pursuant to this Supplemental Agreement and as if all references to “the Premises” were references to “the Vacated Area”. TheLandlord shall be entitled to all its rights under section 16 in the event of any breach by the Tenant of this clause in respect of the Vacated Area.

(iv) All obligations and rights of the parties under the Sublease Agreement which are intended to survive expiration or termination of the Sublease Agreement shall continue to bind the parties in respect of the Vacated Area after the Surrender Date.

(v) Upon the Surrender Date, the Tenant shall provide the Landlord with a new Banker’s Guarantee to cover the Security Deposit Amount in respect of the amended Monthly Base Rent and Tenant’s Contribution as set out in clause
3(i) below, to be held in accordance with section 3.5 of the Sublease Agreement. In exchange and subject always to such rights as the Landlord may have arising on or before the Surrender Date, the Landlord shall return the existing Banker’s Guarantee in whole, as the case may be of the Securit y Deposit Amount previously provided by the Tenant under the Sublease Agreement.

(vi) On the Surrender Date, the number of parking stalls available to the Tenant pursuant to section 4.6 of the Sublease Agreement shall be reduced accordingly.

(vii) The Landlord shall be released from the restriction contained in the second sentence of section 4.11 of the Sublease Agreement, if upon the Surrender Date, the Tenant occupies less than 50% of the Premises (as was originally defined under the Sublease Agreement dated 1 December 2005, that is having a deemed net lettable square feet of 233,719).

(viii) Notwithstanding the surrender of the Vacated Area, the Tenant shall not be entitled to any refund or adjustment of its apportionment of property tax in respect of the Premises pursuant to section 9 of the Sublease Agreement, in the year in which the Surrender Date occurs.

3.     AMENDMENTS TO SUBLEASE AGREEMENT

The parties agree that with effect from the surrender of the Vacated Area on the
Surrender Date, the Sublease Agreement shall be amended as follows:-

(i)
The Sublease Summary attached to the Sublease Agreement shall be amended so that the entire sections on “Premises”, “Monthly Base Rent” and “Tenant’s Contribution” shall be deleted and be replaced by the following, respectively:

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

Premises:
Those certain premises (deemed to contain 101,444.89 net lettable square feet or 9,424.46 net lettable square meters of floor area) located on the portions of the 1st storey, 2nd storey and 3rd storey of Phase 1 and Phase 2 of the Building (as defined herein) located at No. 1 Yishun Avenue 7, Singapore 768923, as more particularly described on the site map appended hereto as Exhibit A-1 (the “Site Map”)

Monthly Base Rent :
The agreed sum payable by Tenant pursuant to Section 3.1 of the Sublease Agreement is as follows :

1 December 2010 to 30 November 2012 : the sum of S$119,976.67 calculated at the rate of S$1.03 per square foot per month

1 December 2012 to 30 November 2013 : the sum of S$121,733.87 calculated at the rate of S$1.20 per square foot per month

1 December 2013 to 30 November 2015 : the sum of S$136,950.60 calculated at the rate of S$1.35 per square foot per month

Tenant’s Contribution:	The sum of S$45,650.20 per month calculated at the rate of S$0.45 per square foot per month.

(ii)	The Special Conditions attached to the Sublease Agreement shall be amended so that the entire sections on “Carpark Lots” shall be deleted and be replaced by the following, respectively:

Carpark Lots
Tenant will be allocated 86 car parking lots in the Building based on a ratio of 1 lot per 110 square meters leased.

Tenant shall be entitled to secure and use additional car parking lots, currently chargeable at $80 per lot per month, by notifying the Landlord in writing. Subject to availability, such carparking lots shall be allocated on a half- yearly basis

Landlord reserves the right to implement and/or revise the carparking charges at such time as required.

(iv) “Exhibit A1 : Site Map – Demised Premises for AVAGO Technologies” attached to the Sublease Agreement shall be amended by deleting there from the Vacated Area and adding thereto the Additional Area and the “Total” floor area noted thereon shall be deemed to be amended accordingly. A new Site

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

Map with the amendments made is appended hereto as the new “Exhibit A1”
and shall replace the Exhibit A1 in the Sublease Agreement.

4.     INCORPORATION

(i) Except to the extent expressly amended by the provisions of this Supplemental Agreement, the terms and conditions of the Sublease Agreement are hereby confirmed and shall remain in full force and effect.

(ii) The Sublease Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement shall be considered to be part of the Sublease Agreement and, without prejudice to the generality of the foregoing, where the context so allows references in the Sublease Agreement to “this Sublease Agreement”, howsoever expressed, shall be read and construed as references to the Sublease Agreement as amended and supplemented by this Supplemental Agreement.

5.     REPRESENTATIONS AND WARRANTIES

(i) As at the date of this Supplemental Agreement, the Tenant shall be deemed to have repeated all of the Tenant’s representations and warranties to the Landlord contained in section 17.18 of the Sublease Agreement in respect of its execution and delivery of this Supplemental Agreement.

(ii) As at the date of this Supplemental Agreement, the Landlord shall be deemed to have repeated all of the Landlord’s representations and warranties to the Tenant contained in section 17.17 of the Sublease Agreement in respect of its execution and delivery of this Supplemental Agreement.

6.     PUBLICITY

No news release, public announcement, advertisement or publicity concerning this Supplemental Agreement and/or its contents herein shall be made by any party without the prior written approval of the other party.

7.     MODIFICATIONS

This Supplemental Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No modifications of this Supplemental Agreement shall be effective unless in writing and signed by the authorized representatives of each party.

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

8.     INDEMNITY

The Tenant agrees to pay or indemnify the Landlord against all the Landlord’s legal fees and all other disbursements and out of pocket expenses incurred in connection with the preparation and completion of this Supplemental Agreement in duplicate and the whole of the stamp duty (if any) in respect thereof.

9.     SEVERABILITY

If at any time any provisions of this Supplemental Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality validit y and enforceability of the remaining provisions of this Supplemental Agreement shall not be affected or impaired thereby.

10.     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CAP. 53B

HDB shall be entitled to enforce its rights under Section 17.3 of the Sublease Agreement to such extent that this Supplemental Agreement shall be applicable thereto. Save as aforesaid, a party who is not a party to this Supplemental Agreement has no rights under the Contracts (Rights of Third Parties) Act (Cap 53B) to enforce or enjoy the benefit of any term of this Supplemental Agreement.

11.     GOVERNING LAW

This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore. The provisions of section 17.14 of the Sublease Agreement shall apply to this Supplemental Agreement and section 17.14 shall be deemed to be repeated herein except that the reference to “this Sublease Agreement” shall be replaced by “this Supplemental Agreement”.

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

IN WITNESS WHEREOF the parties have entered into this Agreement the day and year first above written.

Signed by      )
)
)
)
)
)
for and on behalf of      )
AGILENT TECHNOLOGIES SINGAPORE PTE LTD      )
)
in the presence of:-      )

Name of Witness:

Signed by      )
)
)
)
)
)
for and on behalf of ) AVAGO TECHNOLOGIES MANUFACTURING ) (SINGAPORE) PTE LTD ) in the presence of:- )

Name of Witness:

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

Site Map - Demised Premises for AVAGO Technologies Exhibit A-1

Building	Storey	Units	Area (sm)	Area (sf)	Sub-total (sf)
1	1st storey	Area A2	25.08	269.96
1	1st storey	Area B	34.00	365.98
1	1st storey	Area C	191.00	2,055.92
1	1st storey	Area E1	2707.33	29,141.70
1	1st storey	Area F2	116.00	1,248.62
1	1st storey	Area H1	66.99	721.08
1	1st storey	Area M	71.00	764.24
2	1st storey	Area K1	148.00	1,593.07
2	1st storey	Area K2	63.81	686.85
2	1st storey	Area K5	11.00	118.40
2	1st storey	Area K6	131.25	1,412.78	38,378.61

1	2nd storey	Area A	1384.00	14,897.38
1	2nd storey	Area C	71.00	764.24
2	2nd storey	Area H	1363.00	14,671.33	30,332.95

1	3rd storey	Area A	1471.00	15,833.84
1	3rd storey	Area B	49.00	527.44
2	3rd storey	Area C	1273.00	13,702.57
2	3rd storey	Area D	248.00	2,669.47	32,733.32

		Total	9424.46	101,444.89	101,444.89

1 sm = 10.764 sf

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

Property diagram

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

Property diagram

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

Property diagram

Supplemental Sublease Agreement (No 2) between Agilent Technologies Singapore Pte Ltd and Avago Technologies Manufacturing (Singapore) Pte Ltd

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THIS SUPPLEMENTAL SUBLEASE AGREEMENT (NO 1) is made as of the 8 day of February 2010

BETWEEN:-

(1)	AGILENT TECHNOLOGIES SINGAPORE PTE LTD, a company organized under the laws of Singapore and having its business address at No.1 Yishun Avenue 7, Singapore 768923 ("Landlord");

AND

(2)	AVAGO TECHNOLOGIES MANUFACTURING (SINGAPORE) PTE LTD, a company organized under the laws of Singapore and having its registered address at No.1 Yishun Avenue 7, Singapore 768923 ("Tenant");

WHEREAS:-

(A)	This Supplemental Sublease Agreement (No 1) is made supplemental to a Sublease Agreement dated 12 November 2009 made between the Landlord and the Tenant ("Sublease Agreement").

(B)
By the Sublease Agreement, the Landlord has agreed to sublet to the Tenant certain premises, deemed to contain 117,289.59 net lettable square feet or 10,896.46 net lettable square meters of floor area located at certain portions of the premises, commonly known as No. 1 Yishun Avenue 7, Singapore 768923 as are more particularly described in the Sublease Agreement (the "Premises").

(C)	Both parties are desirous of effecting some amendments to the Sublease Agreement by way of this Supplemental Sublease Agreement (No 1)("Supplemental Agreement") as follows:

AMENDMENTS TO SUBLEASE AGREEMENT

The parties agree that with effect from the date of this Agreement, the Sublease
Agreement shall be amended as follows:-

(i)
The Sublease Summary attached to the Sublease Agreement shall be amended so that the entire sections on "Premises", "Monthly Base Rent" and "Tenant's Contribution" shall be deleted and be replaced by the following, respectively:

Premises:
Those certain premises (deemed to contain 116,482.20 net lettable square feet or 10,821.46 net lettable square meters of floor area) located on the portions of the basement, 1st storey, 2nd Storey and 3rd storey of Phase I and Phase 2 of the Building (as defined herein) located at No. I Yishun Avenue 7, Singapore 768923, as more particularly described on

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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the site map appended hereto as Exhibit A-1 (the "Site Map").
Monthly Base Rent :
The agreed sum payable by Tenant pursuant to
Section 3.1 of the Sublease Agreement is as
follows:

1 December 2010 to 30 November 2012 : the sum of S$119,976.67 calculated at the rate of S$1.03 per square foot per month

1 December 2012 to 30 November 2013 : the sum of S$139,778.64 calculated at the rate of S$1.20 per square foot per month

1 December 2013 to 30 November 2015 : the sum of S$157,250.97 calculated at the rate of S$1.35 per square foot per month

Tenant's Contribution:	The sum ofS$52,416.99 per month calculated at the rate of S$0.45 per square foot per month.

(ii)
"Exhibit A1 : Site Map - Demised Premises for AVAGO Technologies" attached to the Sublease Agreement shall be amended. A new Site Map with the amendments made is appended hereto as the new "Exhibit A1" and shall replace the Exhibit Al in the Sublease Agreement.

4.    INCORPORATION

(i)
Except to the extent expressly amended by the provisions of this Supplemental Agreement, the terms and conditions of the Sublease Agreement are hereby confirmed and shall remain in full force and effect.

(ii)
The Sublease Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement shall be considered to be part of the Sublease Agreement and, without prejudice to the generality of the foregoing, where the context so allows references in the Sublease Agreement to "this Sublease Agreement", howsoever expressed, shall be read and construed as references to the Sublease Agreement as amended and supplemented by this Supplemental Agreement.

5.    REPRESENTATIONS AND WARRANTIES

(i)
As at the date of this Supplemental Agreement, the Tenant shall be deemed to have repeated all of the Tenant's representations and warranties to the Landlord contained in section 17.19 of the Sublease Agreement in respect of its execution and delivery of this Supplemental Agreement.

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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(ii)
As at the date of this Supplemental Agreement, the Landlord shall be deemed to have repeated all of the Landlord's representations and warranties to the Tenant contained in section 17.18 of the Sublease Agreement in respect of its execution and delivery ofthis Supplemental Agreement.

6.    PUBLICITY

No news release, public announcement, advertisement or publicity concerning this Supplemental Agreement and/or its contents herein shall be made by any party without the prior written approval of the other party.

7.    MODIFICATIONS

This Supplemental Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No modifications of this Supplemental Agreement shall be effective unless in writing and signed by the authorized representatives of each party.

8.    INDEMNITY

The Tenant agrees to pay or indemnify the Landlord against all the Landlord's legal fees and all other disbursements and out of pocket expenses incurred in connection with the preparation and completion of this Supplemental Agreement in duplicate and the whole of the stamp duty (if any) in respect thereof.

9.    SEVERABILITY

If at any time any provisions of this Supplemental Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality validity and enforceability of the remaining provisions of this Supplemental Agreement shall not be affected or impaired thereby.

10.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CAP.53B

HDB shall be entitled to enforce its rights under Section 17.2. of the Sublease Agreement to such extent that this Supplemental Agreement shall be applicable thereto. Save as aforesaid, a party who is not a party to this Supplemental Agreement has no rights under the Contracts (Rights of Third Parties) Act (Cap 53B) to enforce or enjoy the benefit of any term of this Supplemental Agreement.

11.    GOVERNING LAW

This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore. The provisions of section 17.15 of the Sublease Agreement shall apply to this Supplemental Agreement and section 17.15 shall be

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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deemed to be repeated herein except that the reference to "this Sublease Agreement" shall be replaced by "this Supplemental Agreement".

IN WITNESS WHEREOF the parties have entered into this Agreement the day and year first above written.

Signed by    )

/s/ Rob Young
General Manager            )
for and on behalf of             )
AGILENT TECHNOLOGIES SINGAPORE PTE LTD         )
)
in the presence of:-            )

/s/ Anthony Boey
Name of Witness:

Signed by            )

)
)
)

/s/ Desmond Lim VP & Global Treasurer        )
for and on behalf of            )
AVAGO TECHNOLOGIES MANUFACTURING            )
(SINGAPORE)PTE LTD             )
in the presence of:-            )

/s/ Karen Ng
Name of Witness:

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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Site Map- Demised Premises for AVAGO Technologies Exhibit A-1

Building	Storey	Units	Area (sm)	Area (sf)	Sub-total (sf)
2	Basement	Area A	97.00	1,044.11	1,044.11

1	1st storey	Area A2	25.08	269.96
1	1st storey	Area B	34.00	365.98
1	1st storey	Area C	191.00	2,055.92
1	1st storey	Area M	71.00	764.24
1	1st storey	Area E1	2,707.33	29,141.70
1	1st storey	Area F2	116.00	1,248.62
1	1st storey	Area H1	66.99	721.08
2	1st storey	Area I	1,266.00	13,627.22
2	1st storey	Area K1	148.00	1,593.07
2	1st storey	Area K2	63.81	686.85
2	1st storey	Area K5	11.00	118.40
2	1st storey	Area K6	131.25	1,412.78	52,005.84

1	2nd storey	Area A	1,384.00	14,897.38
1	2nd storey	Area B	34.00	365.98
1	2nd storey	Area C	71.00	764.24
2	2nd storey	Area H	1,363.00	14,671.33	30,698.93

1	3rd storey	Area A	1,471.00	15,833.84
1	3rd storey	Area B	49.00	527.44
2	3rd storey	Area C	1,273.00	13,702.57
2	3rd storey	Area D	248.00	2,669.47	32,733.32

		Total	10,821.46	116,482.20	116,482.20

1 sm = 10.764

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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Property diagram

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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Property diagram

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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Property diagram

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd

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Property diagram

Supplemental Sublease Agreement (No 6) between Agilent Technologies Singapore Pte Ltd and Avago Technologies
Manufacturing (Singapore) Pte Ltd